METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A               SERVICER CERTIFICATE FOR APRIL 1998       EXHIBIT 99.2

$304,203,000   Class A 6.85% Asset Backed Notes
$26,452,783    Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                     20-May-98
Collection Period Begin Date                                                                01-Apr-98
Collection Period End Date                                                                  30-Apr-98
Days in accrual period (30/360)                                                                    30
Month(s) in Revolving Period                                                                       12

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                         $11,149,324.07
     Collections Allocable to Principal Funding Account                                 $9,021,362.86
     Collections Allocable to Interest Payment Account                                  $2,127,961.21

Miscellaneous Data
     Initial Pool Balance                                                             $330,655,783.00
     Current Pool Balance (including addition of
      Subsequent Receivables)                                                         $330,655,783.00
     Subsequent Receivables Purchased                                                   $5,675,413.42
     Current APR of Pool                                                                         8.19%
     Remaining Residual Amount                                                          $1,435,488.18
     Obligor Over-Concentration Amount                                                          $0.00
     Cumulative Net Losses                                                                      $0.00
     Deliquencies - 60 to 90 Days                                                               $0.00
     Deliquencies - Over 90 Days                                                          $289,671.00
     Realized Losses (Current Period)                                                           $0.00
     Recoveries                                                                                 $0.00
     Acquired Receivables - Transferor (Current Period)                                         $0.00
     Acquired Receivables - Servicer (Current Period)                                           $0.00
     Investment Earnings
       Collection Account                                                                  $48,858.94
       Principal Funding Account                                                              $286.84
       Reserve Account                                                                     $20,103.55
     Total Investment Earnings                                                             $69,249.33
------------------------------------------------------------------------------------------------------
PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                $330,655,783.00
       Class A Note Beginning Principal Balance                                       $304,203,000.00
       Class B Note Beginning Principal Balance                                        $26,452,783.00

Total Principal Balance of Notes (End of Period)                                      $330,655,783.00
       Class A Note Principal Balance (End of Period)                                 $304,203,000.00
               Class A Note Pool Factor (End of Period)                                     1.0000000
       Class B Note Principal Balance (End of Period)                                  $26,452,783.00
               Class B Note Pool Factor (End of Period)                                     1.0000000

Collection Account Deposit
       Total Collections and Investment Income for the Period                          $11,218,573.40

Administration Fee Accrued during this Period                                                 $500.00

Principal Funding Account (PFA)                                                         $9,103,748.48
       Class A Noteholders' Principal Distributable Amount                                      $0.00
       Class B Noteholders' Principal Distributable Amount                                      $0.00

Interest Payment Account (IPA)                                                          $1,887,493.43
       Noteholders' Class A Interest Distributable Amount                               $1,736,492.13
       Noteholders' Class B Interest Distributable Amount                                 $151,001.30

Servicing Fees Accrued during this Period                                                 $137,773.24
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                                    Page 1

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A               SERVICER CERTIFICATE FOR APRIL 1998       EXHIBIT 99.2

Reserve Account
       Beginning Reserve Account Balance                                                $4,742,046.01
       Distribution from Reserve Account for Shortfalls                                         $0.00
       Deposits to Reserve Account from PFA/IPA                                                 $0.00

       Ending Reserve Account Balance                                                   $4,742,046.01

=====================================================================================================

       PART III -- SERVICING CALCULATIONS

       Initial Pool Balance                                                           $330,655,783.00
       Pool Balance (Beginning of Collection Period)                                  $330,655,783.00
       Pool Balance (End of Collection Period)                                        $330,655,783.00

       Total Collections                                                               $11,218,573.40
            Collections Allocable to Principal Funding Account                          $9,021,362.86
            Collections Allocable to Interest Payment Account                           $2,127,961.21
       Prior Principal Funding Account Balance                                             $82,385.62
       Recoveries                                                                               $0.00
       Investment Income for the Period                                                    $69,249.33

       Principal Funding Account (PFA)                                                  $9,103,748.48
       Interest Payment Account (IPA)                                                   $2,197,210.54

       Principal Distributable Amount                                                   $9,103,748.48

       1.  Trigger Tests

       (a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                NO
       (b)  Has the Reserve Account been below the Specified Reserve Account
            Balance for 3 consecutive months?                                              NO
       (c)  Has the avg of the Trust Yields been less than the avg of the
            Base Rates for 3 consecutive months?                                           NO
       (d)  Has the Pool Balance been less than the Note Balance for 3
            consecutive months?                                                            NO
               Has an Early Amortization Event Occurred?                                   NO

       2.  Calculation of Distributable Amounts

       Class A Note Beginning Principal Balance                                       $304,203,000.00
       Class A Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
       Class A Noteholders' Share of the Principal Distribution Amount                           0.00%
       Class A Noteholders' Principal Distributable Amount                                      $0.00

       Class B Note Beginning Principal Balance                                        $26,452,783.00
       Class B Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
       Class B Noteholders' Share of the Principal Distribution Amount                           0.00%
       Class B Noteholders' Principal Distributable Amount                                      $0.00

       Interest Accrued on Class A Notes this period       6.85%                        $1,736,492.13
       Noteholders' Class A Interest Carryover Shortfall (Previous Period)                      $0.00
       Interest Due (in Arrears) on above Shortfall                                             $0.00
       Noteholders' Class A Interest Distributable Amount                               $1,736,492.13

       Interest Accrued on Class B Notes this period       6.85%                          $151,001.30
       Noteholders' Class B Interest Carryover Shortfall (Previous Period)                      $0.00
       Interest Due (in Arrears) on above Shortfall                                             $0.00
       Noteholders' Class B Interest Distributable Amount                                 $151,001.30

       3.  Allocations from Collection Account

       Interest Payment Account (IPA)                                                   $2,197,210.54

               Servicing Fee Shortfall (Previous Period)                                        $0.00
               Servicing Fees Accrued during this Period               0.50%              $137,773.24
               Servicing Fees Paid this Period from IPA                                   $137,773.24
               Preliminary Servicing Fee Shortfall (Current Period)                             $0.00
               Withdrawal from Reserve Account to Cover Shortfall                               $0.00
               Servicing Fee Shortfall (Current Period)                                         $0.00
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
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A               SERVICER CERTIFICATE FOR APRIL 1998       EXHIBIT 99.2

       Remaining Interest Payment Account (IPA)                                         $2,059,437.30

               Administration Fee Shortfall (Previous Period)                                   $0.00
               Administration Fee Accrued during this Period       $500/mon                   $500.00
               Administration Fee Paid this Period from IPA                                   $500.00
               Preliminary Administration Fee Shortfall (Current Period)                        $0.00
               Withdrawal from Reserve Account to Cover Shortfall                               $0.00
               Administration Fee Shortfall (Current Period)                                    $0.00

       Remaining Interest Payment Account (IPA)                                         $2,058,937.30

               Noteholders' Class A Interest Carryover Shortfall
                (Previous Period)                                                               $0.00
               Interest Due (in Arrears) on above Shortfall                                     $0.00
               Interest Accrued on Class A Notes this period                            $1,736,492.13
               Noteholders' Class A Interest Distributable
                Amount from IPA                                                         $1,736,492.13
               Preliminary Noteholders' Class A Interest Carryover
                Shortfall (Current Period)                                                      $0.00
               Withdrawal from Reserve Account to Cover Shortfall                               $0.00
               Noteholders' Class A Interest Carryover Shortfall
                (Current Period)                                                                $0.00

       Remaining Interest Payment Account (IPA)                                           $322,445.17

               Deposit to Reserve Account (from IPA)                                            $0.00

       Remaining Interest Payment Account (IPA)                                           $322,445.17

               Deposit to Principal Funding Account (from IPA)                                  $0.00
               Receipt from Reserve Account for shortfall                                       $0.00
       Remaining Interest Payment Account (IPA)                                           $322,445.17

               Noteholders' Class B Interest Carryover
                Shortfall (Previous Period)                                                     $0.00
               Interest Due (in Arrears) on above Shortfall                                     $0.00
               Interest Accrued on Class B Notes this period                              $151,001.30
               Noteholders' Class B Interest Distributable
                Amount from IPA                                                           $151,001.30
               Noteholders' Class B Interest Carryover
                Shortfall (Current Period)                                                     $0.00

       Remaining Interest Payment Account (IPA)(to the Transferor)                        $171,443.87

       Principal Funding Account (PFA)(including addition, if any, from IPA)            $9,103,748.48

               Class A Noteholders' Principal Carryover
                Shortfall (Previous Period)                                                     $0.00
               Class A Noteholders' Monthly Principal
                Distributable Amount                                                            $0.00
               Class A Noteholders' Principal Distributable
                Amount Paid from PFA                                                            $0.00
               Preliminary Class A Noteholders' Principal
                Carryover Shortfall (Current Period)                                            $0.00
               Withdrawal from Reserve Account to
                Cover Shortfall                                                                 $0.00
               Class A Noteholders' Principal Carryover
                Shortfall (Current Period)                                                      $0.00

       Remaining Principal Funding Account (PFA)                                        $9,103,748.48

               Deposit to Reserve Account (from PFA)                                             $0.00

       Remaining Principal Funding Account (PFA)                                        $9,103,748.48

               Class B Noteholders' Principal Carryover
                Shortfall (Previous Period)                                                     $0.00
               Class B Noteholders' Monthly Principal
                Distributable Amount                                                            $0.00
               Class B Noteholders' Principal Distributable
                Amount Paid from PFA                                                            $0.00
               Class B Noteholders' Principal Carryover
                Shortfall (Current Period)                                                      $0.00

       Remaining Principal Funding Account                                              $9,103,748.48
       Amount to Transferor to purchase Subsequent Receivables                          $5,675,413.42
                                                                                        -------------
       Ending Principal Funding Account Balance                                         $3,428,335.06
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

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A               SERVICER CERTIFICATE FOR APRIL 1998       EXHIBIT 99.2

       4.  Distributions from Reserve Account

       Beginning Reserve Account Balance                                                $4,742,046.01

       Distribution from Reserve Account                                                        $0.00
               Withdrawal from Reserve Account to Cover
                Servicing Fee Shortfall                                                         $0.00
               Withdrawal from Reserve Account to Cover
                Administration Fee Shortfall                                                    $0.00
               Preliminary Noteholders' Class A Interest
                Carryover Shortfall (Current Period)                                            $0.00

       Preliminary Reserve Account Balance                                              $4,742,046.01

               Deposit to Reserve Account (from IPA)                                            $0.00

       Preliminary Reserve Account Balance                                              $4,742,046.01

       Distribution from Reserve Account                                                        $0.00
               Class A Noteholders' Principal Carryover
                Shortfall (Current Period)                                                      $0.00
               Transfer to PFA for Realized Losses                                              $0.00
       Preliminary Reserve Account Balance                                              $4,742,046.01

               Deposit to Reserve Account (from PFA)                                            $0.00

       Preliminary Reserve Account Balance                                              $4,742,046.01

       Specified Reserve Account Balance                                                $4,742,046.01
       Lessor of:
       (a)  1.00% of Original Pool Balance at end of
            Collection Period plus    1.00%                                             $4,742,046.01
       (b)  Class A Principal Balance (End of Period)                                 $304,203,000.00

       Is the Reserve Account greater than or equal to the
        Specified Reserve Account Balance?                                                 YES

       Excess Amount in Reserve Account released to Transferor                                  $0.00

       Ending Reserve Account Balance                                                   $4,742,046.01

       5.  Trigger Calculations

       How many months has the Reserve Account been less than the
        Specified Reserve Account, if any?                                                 0
       Has the avg of the Trust Yields been less than the avg of
        the Base Rates over 3 consecutive months?                                          NO
       How many months has the Pool Balance been less than the
        Note Balance, if any?                                                              0

       6.  Ending Balances
               Noteholders' Class A Interest Carryover
                Shortfall (Current Period)                                                      $0.00
               Noteholders' Class B Interest Carryover
                Shortfall (Current Period)                                                      $0.00
               Class A Noteholders' Principal Carryover
                Shortfall (Current Period)                                                      $0.00
               Class B Noteholders' Principal Carryover
                Shortfall (Current Period)                                                      $0.00

               Class A Note Principal Balance (End of Period)                         $304,203,000.00
               Class B Note Principal Balance (End of Period)                          $26,452,783.00
               Total Principal Balance of Notes (End of Period)                       $330,655,783.00

               Class A Note Pool Factor (End of Period)     $304,203,000.00                 1.0000000
               Class B Note Pool Factor (End of Period)      $26,452,783.00                 1.0000000
               Total Notes (End of Period)                                                  1.0000000

               Class A Notes Principal Balance at close of
                Revolving Period                                                                 0.00
               Principal Pool Balance at close of Revolving Period                               0.00
               Class A Noteholders Percentage at the close of the
                Revolving Period                                                                 0.00%

               Servicer's Yield                                                              2,424.01
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